                                                                 EXHIBIT 10(ss)


                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT, dated as of March 14, 1997 (including the exhibits and schedules attached hereto, this "Agreement"), is by and among INTERCEL, INC., a Delaware corporation (the "Seller"), THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Purchaser"), and BANKERS TRUST COMPANY, a New York banking corporation (the "Escrow Agent").



                              W I T N E S S E T H:

                  WHEREAS, the Purchaser and the Seller have entered into a Stock Purchase Agreement, dated as of March 14, 1997 (including the exhibits, annexes, schedules and attachments thereto, the "Purchase Agreement"; terms not otherwise defined herein being used as defined therein), pursuant to which the Purchaser has agreed to purchase from the Seller, and the Seller has agreed to sell to the Purchaser, the Shares;

                  WHEREAS, it is contemplated under the Purchase Agreement that the Purchaser will deposit or cause to be deposited into escrow the sum of $22,500,000 in cash (the "Escrow Amount") and the Seller shall deposit into escrow a certificate or certificates representing 50,000 shares (the "Shares") of Series C Preferred Stock (collectively, the "Certificate"), each to be held and disbursed by the Escrow Agent in accordance with this Agreement;

                  WHEREAS, the Seller and the Purchaser currently contemplate that the Seller will offer certain high yield debt obligations pursuant to a Confidential Offering Memorandum, a preliminary draft of which has been delivered by the Seller to the Purchaser (the "Debt Offering Memorandum"); and

                  WHEREAS, the Purchaser and the Seller desire to appoint the Escrow Agent as escrow agent for the purpose of receiving, holding and distributing the Escrow Fund (as defined below) and the Certificate, and the Escrow Agent is willing to act as the Escrow Agent subject to and in accordance with the terms and conditions of this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

                  1. Appointment and Agreement of Escrow Agent. The Purchaser and the Seller hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement.

                  2. Establishment of the Escrow Fund. (a) Pursuant to Section
2.4 of the Purchase Agreement, the Purchaser shall deliver to the Escrow Agent on the date hereof the Escrow Amount and the Seller shall deliver to the Escrow Agent on the date hereof the

Certificate, together with the instruction notice in the form attached hereto as Exhibit A. The Escrow Agent shall hold the Escrow Amount and all interest and other amounts earned thereon (the "Escrow Fund") and the Certificate in escrow pursuant to this Agreement.

                  (b) Each of the Purchaser and the Seller confirms to the Escrow Agent and to each other that the Escrow Fund and the Certificate are free and clear of all Encumbrances except as may be created by this Agreement and the Purchase Agreement.

                  3. Distributions from the Escrow Fund. (a) Upon execution and delivery of this Agreement, the Seller and the Purchaser shall deliver to the lead placement agent under the Debt Offering Memorandum a written notice that the Purchase Price monies and the Certificate have been delivered to the Escrow Agent pursuant to this Agreement. Furthermore, such notice shall provide that, upon the pricing of the offering of debt contemplated by the Debt Offering Memorandum (the "Debt Offering"), the delivery by the Seller and the lead placement agent of the Joint Notice (as defined below), and the delivery to the Escrow Agent of confirmation of the closing of the Debt Offering provided for in Section 3(b) below, the Escrow Agent will disburse the proceeds of the Escrow Fund to the Seller and deliver the Certificate to the Purchaser in accordance with this Section 3. As promptly as practicable after the Purchaser and the Seller have received evidence (which the parties agree may be telephonic or otherwise) that the pricing of the Debt Offering has been established between the Seller and the lead placement agent under the Debt Offering Memorandum and, in any event, at least one full Business Day prior to the Proposed Offering Closing Date (as defined in the Joint Notice), the Seller and the Purchaser shall deliver written notice to the Escrow Agent substantially in the form attached hereto as Exhibit B with the blanks properly filled in (the "Joint Notice"), and the Escrow Agent shall, as promptly as practicable thereafter (and in any event, in time to enable the Escrow Agent to transfer the proceeds of the Escrow Fund on the Proposed Offering Closing Date as set forth in Section 3(b) below, unless the Escrow Fund is invested in a vehicle other than the BT Institutional Cash Management Fund), liquidate all investments in the Escrow Fund.

                  (b) On or before the Proposed Offering Closing Date, the Seller shall deliver a list of persons who will be authorized to give the Placement Agent Confirmation (as defined below) to the Escrow Agent pursuant to
Section 3(b) below. Unless the Escrow Agent receives the notice described in
Section 3(c) below after the Escrow Agent receives the Joint Notice, the Escrow Agent shall, as promptly as practicable after its receipt of confirmation from the Seller and the lead placement agent (the "Placement Agent Confirmation") under the Debt Offering Memorandum (which the parties agree may be telephonic or otherwise) to the effect that all of the conditions to closing of the Debt Offering and delivery to the Seller of a minimum of an aggregate of $100 million in gross proceeds therefrom have either been satisfied or waived (other than a waiver of the impending delivery to the Seller of such proceeds), with the sole exception of disbursement of the Escrow Fund to the Seller and delivery of the Certificate to the Purchaser (and, therefore, that such placement agent then controls the delivery of proceeds from the Debt Offering to the Seller), the Escrow Agent shall: (i) pay in full to the Seller in immediately available funds all amounts as shall have been received upon the liquidation of such investments (and any and all other amounts then on deposit in the Escrow Fund) by wire transfer to the Seller's account indicated in the Joint Notice; (ii) contemporaneous with such delivery of funds to the Seller, deliver the Certificate to the Purchaser at the address set forth in the Joint

Notice via overnight delivery service; and (iii) immediately after accomplishing the items set forth in (i) and (ii) hereof, provide the Seller and the lead placement agent under the Debt Offering Memorandum with written notice in the form attached hereto as Exhibit C.

                  (c) The parties acknowledge and agree that the terms of the Purchase Agreement provide that the Purchaser may elect to proceed with the disbursement of the Escrow Fund proceeds to the Seller and delivery of the Certificate to the Purchaser even though the Debt Offering fails to close on or before April 30, 1997. In the event that the Debt Offering fails to close on or before such date, the parties agree that the Purchaser may, before the expiration of the five Business Day period referenced in Section 8.1(c) of the Purchase Agreement, deliver notice to the Escrow Agent (and a copy thereof to the Seller) of the Purchaser's election to proceed to consummate the sale and purchase of the Shares in accordance with the provisions of Section 8.1(c) of the Purchase Agreement. Such notice shall be in the form attached hereto as Exhibit D. In such event, the Escrow Agent shall, as promptly as practicable after receipt of the Purchaser's notice pursuant to this Section 3(c), liquidate all investments in the Escrow Fund and comply with the provisions of clauses (i) and (ii) of Section 3(b) above and immediately after accomplishing the items set forth in (i) and (ii) above, provide the Seller and the Purchaser with written notice in the form attached hereto as Exhibit C.

                  (d) Upon the termination of the Purchase Agreement, the Seller or the Purchaser shall notify the Escrow Agent in writing to such effect, and the Escrow Agent shall, as promptly as practicable after its receipt of such notice: (i) liquidate all investments in the Escrow Fund and pay in full to the Purchaser in immediately available funds all such amounts as shall be received upon the liquidation of such investments (and any and all other amounts then on deposit in the Escrow Fund); and (ii) return the Certificate to the Seller.

                  4. Maintenance of the Escrow Fund and Certificate; Termination of the Escrow Fund. (a) The Escrow Agent shall continue to maintain the Escrow Fund and hold the Certificate until the earlier of (i) the time at which the Escrow Fund is disbursed and the Certificate is delivered in accordance with Section 3 and (ii) the termination of this Agreement.

                  (b) Unless otherwise directed in writing signed by both the Seller and the Purchaser, the Escrow Agent shall invest and reinvest moneys on deposit in the Escrow Fund only in the BT Institutional Cash Management Fund.

         Notwithstanding the foregoing, the Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release all or any portion of the Escrow Fund pursuant to
Section 3 hereof. The Escrow Agent shall not have any liability for any loss suffered as a result of any investment made as provided above, any liquidation of any such investment prior to its maturity, or the failure of any authorized person of the Seller and the Purchaser to give the Escrow Agent any written instruction to invest or reinvest the Escrow Fund or any earnings thereon.

                  5. Assignment; Successors. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties);

provided, however, that the Purchaser may, without the consent of the other parties, assign this Agreement prior to the disbursement of the Escrow Fund and delivery of the Certificate pursuant to Section 3 above to Purchaser or to an entity controlled by Purchaser to which the Purchaser has assigned any of its rights under the Purchase Agreement, but no such assignment shall relieve the Purchaser of any of its obligations under this Agreement. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns.

                  6. Escrow Agent. (a) Except as expressly contemplated by this Agreement or by joint written instructions from the Purchaser and the Seller, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Fund or the Certificate, except pursuant to an order of a court of competent jurisdiction.

                  (b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of the terms and conditions of, any other agreement, instrument or document in connection herewith, including but not limited to the Purchase Agreement.

                  (c) In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any Person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so. The Escrow Agent shall have no responsibility for the contents of any such writing contemplated herein and may conclusively rely without any liability upon the contents thereof.

                  (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                  (e) The Escrow Agent shall have no duty as to the collection or protection of the Escrow Fund or income thereon or the Certificate, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such property actually in its possession.

                  (f) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent has received a fee from the Seller in the amount specified in Schedule A to this Agreement and such payment and receipt thereof by the Escrow Agent is hereby acknowledged by the Escrow Agent. The Escrow Agent shall also be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. All such fees and expenses shall be the responsibility of the Seller.

                  (g) To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder and/or possession of the Certificate or any payment made hereunder, the Escrow Agent may pay such taxes. The Escrow Agent may withhold from any payment of monies held by it hereunder such amount, as directed by the Seller and the Purchaser in writing, to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified by the Seller and held harmless against any liability for taxes and for any penalties or interest in respect of taxes on such investment income and/or with respect to the possession of the Certificate or payments in the manner provided in
Section 6(h). Each of the Seller and the Purchaser shall furnish to Escrow Agent such information as may be reasonably requested by the Escrow Agent so that the Escrow Agent may prepare and file with the Internal Revenue Service any required tax reports.

                  (h) The Seller shall reimburse and indemnify the Escrow Agent its employees, directors, officers and agents for, and hold each harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement; provided that the Purchaser shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any such loss, liability or expense incurred as a result of gross negligence, bad faith or willful misconduct on the part of the Purchaser. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve such party from any liability which it may have to the Escrow Agent hereunder, except to the extent such indemnifying party is materially prejudiced by such failure. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the indemnifying party, and all reasonable costs and expenses, including, but not limited to, counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The Escrow Agent shall have no right of setoff under this Agreement or otherwise against amounts in the Escrow Fund or against the Certificate.

                  (i) The Escrow Agent may at any time resign by giving twenty Business Days' prior written notice of resignation to the Seller and the Purchaser. The Seller and the Purchaser may at any time jointly remove the Escrow Agent by giving ten Business Days' prior written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having assets in excess of $2 billion, shall be appointed by the Seller and the Purchaser by written instrument executed by the Seller and the Purchaser and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of the Seller, the Purchaser or the successor Escrow Agent, execute and deliver to such successor Escrow Agent all the right, title and interest hereunder in and to the Escrow Fund and the Certificate of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within twenty Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrow Fund and the Certificate until its receipt of designation of a successor Escrow Agent, and the Escrow Agent shall be entitled to apply to a court of competent jurisdiction for the appointment of a successor. Upon its resignation and delivery of the Escrow Fund and the Certificate as set forth above, the Escrow Agent shall be discharged from any and all further obligations arising in connection with the escrow contemplated by this Agreement.

                  7. Termination. This Escrow Agreement shall terminate on the date on which there is no property remaining in the Escrow Fund and the Certificate has been delivered or returned in accordance with Section 3; provided that the rights of the Escrow Agent and the other parties hereto under
Section 6 shall survive the termination hereof and the resignation or removal of the Escrow Agent; provided further that nothing herein shall relieve any party from liability for any breach of this Agreement.

                  8. Further Assurances. From time to time on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to secure itself that it is protected in acting hereunder.

                  9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section
9):

                  (a)      if to the Seller:

                           InterCel, Inc.
                           1239 O.G. Skinner Drive
                           West Point, Georgia 31833
                           Telecopy:  (706) 645-2329
                           Attention: Fred G. Astor, Jr.

                           with a copy (which shall not constitute notice) to:

                           Nelson Mullins Riley & Scarborough, L.L.P.
                           999 Peachtree Street
                           Suite 1400
                           Atlanta, GA  30309
                           Telecopy:   (404) 817-6050
                           Attention:  Glenn W. Sturm, Esq.

                  (b)      if to the Purchaser:

                           The Huff Alternative Income Fund, L.P.
                           67 Park Place
                           Morristown, NJ  07960
                           Telecopy:   (201) 984-5818
                           Attention:  General Partner

                           with a copy (which shall not constitute notice) to:

                           Proskauer Rose Goetz & Mendelsohn LLP
                           1585 Broadway
                           New York, NY  10036-8299
                           Telecopy:   (212) 969-2900
                           Attention:  Peter G. Samuels, Esq.

                  (c)      if to the Escrow Agent, to:

                           Bankers Trust Company
                           4 Albany Street
                           New York, New York  10006
                           Telecopy:   (212) 250-6961
                           Attention:  Corporate Trust and Agency Group
                  with a copy (which shall not constitute notice) to:

                           LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                           125 West 55th Street
                           New York, New York 10019
                           Telecopy:  (212) 424-8500
                           Attention: David P. Bicks, Esq.

                  (d) if to the lead placement agent under the Debt Offering Memorandum to:

                           Morgan Stanley & Co. Incorporated
                           1585 Broadway
                           New York, New York  10036
                           Telecopy:  (212) 761-0369
                           Attention: Robert Shepardson

         The parties acknowledge and agree that the identity and address of the lead placement agent under the Debt Offering Memorandum are subject to change solely upon the delivery of notice by the Seller to the parties hereto of such change.

                  10. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

                  12. Entire Agreement. This Agreement and the Purchase Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Seller, the Purchaser and the Escrow Agent with respect to the subject matter hereof.

                  13. No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  14. Amendment. This Agreement may not be amended or modified except: (i) by an instrument in writing signed by, or on behalf of, the Seller, the Purchaser and the Escrow Agent; or (ii) by a waiver in accordance with
Section 15 of this Agreement.

                  15. Waiver. Any party hereto (the "Waiving Party") may: (i) extend the time for the performance of any obligation or other act of any other party hereto owed to the Waiving Party; or (ii) waive compliance with any agreement or condition contained herein, (it being understood and agreed that such an extension or waiver shall not constitute, by itself, an extension or waiver by any other party hereto of any such obligation, act, agreement or condition owed to, or for the benefit of, such third party). Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  16. Governing Law. This Agreement shall be governed by the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York, and the parties hereto irrevocably submit to the jurisdiction of such courts and waive any defense of an inconvenient forum to the maintenance of any such action or proceeding.

                  17. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.



                         SIGNATURES BEGIN ON NEXT PAGE

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                               INTERCEL, INC.


                               By  /s/ Allen E. Smith
                                  --------------------------------------------
                                  Name:  Allen E. Smith
                                  Title: President and Chief Executive Officer


                               THE HUFF ALTERNATIVE INCOME
                               FUND, L.P.
                               By WHR Partners, L.L.C., GP

                               By /s/    Joseph R. Thornton
                                 ----------------------------------------------
                                  Name:  Joseph R. Thornton
                                  Title: Attorney in Fact


                               BANKERS TRUST COMPANY


                               By  /s/   Kevin Weeks
                                 ----------------------------------------------
                                  Name:  Kevin Weeks
                                  Title: Assistant Treasurer

                                   Exhibit A
                        INSTRUCTIONS TO THE ESCROW AGENT

                                 March 14, 1997


Bankers Trust Company, as Escrow Agent
under the Escrow Agreement
referred to below
4 Albany Street
New York, NY  10006

Ladies and Gentlemen:

         Pursuant to the terms of the Escrow Agreement (the "Escrow Agreement"), dated as of March 14, 1997 among InterCel, Inc., The Huff Alternative Income Fund, L.P. and Bankers Trust Company, as Escrow Agent, you are hereby directed to hold in escrow the sum of $22,500,000 and InterCel, Inc. Series C preferred stock certificate number 1C in accordance with the terms of the Escrow Agreement.

                                  INTERCEL, INC.


                                  By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE HUFF ALTERNATIVE INCOME
                                  FUND, L.P.

                                  By:

                                  By
                                    ------------------------------------------
                                     Name:
                                     Title:

Agreed to and received as of
this __ day of ______, 1997

BANKERS TRUST COMPANY,
as Escrow Agent


By:
   -----------------------------
    Name:
    Title:

                                   Exhibit B
                       JOINT INSTRUCTIONS TO ESCROW AGENT

Bankers Trust Company, as Escrow Agent
under the Escrow Agreement referred to below
4 Albany Street
New York, NY  10006

Ladies and Gentlemen:

         Pursuant to the terms of the Escrow Agreement (the "Escrow Agreement") dated as of March 14, 1997 among InterCel, Inc., The Huff Alternative Income Fund, L.P. and Bankers Trust Company, as Escrow Agent thereunder, you are hereby directed to promptly liquidate all investments in the Escrow Fund. Furthermore, upon your receipt of the Placement Agent Confirmation you are hereby directed to disburse the monies received upon such liquidation of the Escrow Fund and deliver the Certificate as directed in Section 3 of the Escrow Agreement. The monies received upon liquidation of the Escrow Fund shall be delivered to the Seller by wire transfer to: _________. The Certificate shall be delivered to The Huff Alternative Income Fund, L.P., 67 Park Place, 9th Floor, Morristown, NJ 07960, Attention: Joseph R. Thornton telephone number
(201) 984-1233, via overnight delivery. The proposed date for closing of the Debt Offering pursuant to the Debt Offering Memorandum is _________, 1997 (the "Proposed Offering Closing Date").

         All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Escrow Agreement.

                                   INTERCEL, INC.

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE HUFF ALTERNATIVE INCOME FUND, L.P.
                                   BY: WRH Partners, L.L.C., General Partner

                                   By
                                     ------------------------------------------
                                      Name:  Joseph R. Thornton
                                      Title: Attorney-in-Fact
Agreed to and accepted as of
this __ day of ______, 1997

BANKERS TRUST COMPANY,
as Escrow Agent

By:
   ------------------------------
    Name:
    Title:

                                   Exhibit C
            ESCROW AGENT NOTICE REGARDING DISBURSEMENT AND DELIVERY

InterCel, Inc.
1239 O.G. Skinner Drive
West Point, Georgia 31833
Telecopy:   (706) 645-2329
Attention:  Fred G. Astor, Jr.

[Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036
Telecopy:   (212) 761-0369
Attention:  Robert Shepardson]

[The Huff Alternative Income Fund, L.P.
67 Park Place
Morristown, NJ  07960
Telecopy:   (201) 984-5818
Attention:  General Partner]

         Re:Disbursement of Escrow Fund Proceeds and Delivery of
Certificate

Ladies and Gentlemen:

         Pursuant to the terms of the Escrow Agreement (the "Escrow Agreement") dated as of March 14, 1997 among InterCel, Inc., The Huff Alternative Income Fund, L.P. and Bankers Trust Company, as Escrow Agent thereunder, we hereby notify you that we have delivered the proceeds of the Escrow Fund to the Seller in accordance with Section 3 of the Escrow Agreement, and contemporaneous with such delivery of funds to the Seller, we have deposited the Certificate with an overnight delivery service to be delivered to the Purchaser.

         All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Escrow Agreement.

                          BANKERS TRUST COMPANY,
                          as Escrow Agent


                          By:
                             ---------------------------------------
                              Name:
                              Title:

                                   Exhibit D
                        PURCHASER NOTICE TO ESCROW AGENT

Bankers Trust Company, as Escrow Agent
under the Escrow Agreement referred to below
4 Albany Street
New York, NY  10006

Ladies and Gentlemen:

         Pursuant to the terms of the Escrow Agreement (the "Escrow Agreement") dated as of March 14, 1997 among InterCel, Inc., The Huff Alternative Income Fund, L.P. and Bankers Trust Company, as Escrow Agent thereunder, you are hereby notified of the Purchaser's election to proceed with the disbursement of the Escrow Fund proceeds to the Seller. Thus, you are hereby directed to promptly liquidate all investments in the Escrow Fund, to disburse the monies received upon such liquidation of the Escrow Fund and to deliver the Certificate to the Purchaser at The Huff Alternative Income Fund, L.P., 67 Park Place, 9th Floor, Morristown, NJ 07960, Telephone (201) 984-1233, Attention:
Joseph R. Thornton via overnight delivery in accordance with the provisions of
Section 3(c) of the Escrow Agreement. Attached to this notice is the Seller's notice to the Purchaser which has been delivered to the Purchaser pursuant to
Section 8.1(c) of the Purchase Agreement. In addition, the Purchaser hereby represents and warrants that this notice is being properly given pursuant to the terms and provisions of the Purchase Agreement and the Escrow Agreement.

         All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Escrow Agreement.

                                    THE HUFF ALTERNATIVE INCOME
                                    FUND, L.P.


                                    BY:  WRA PARTNERS, L.L.C., General
                                         Partner

                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:
Agreed to and accepted as of
this __ day of ______, 1997

BANKERS TRUST COMPANY,
as Escrow Agent


By:
   ---------------------------------
    Name:
    Title: